United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2004

The Williams Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878

(State or other
jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

One Williams Center, Tulsa, Oklahoma	74172

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 918/573-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits.
Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
Management's Discussion and Analysis of Financial Condition
Financial Statements and Supplementary Data
Financial Statements
Management's Discussion and Analysis of Financial Condition
Financial Statements
Management's Discussion and Analysis

Item 8.01. Other Events

     Effective September 21, 2004, and due in large part to FERC Order 2004, management and decision-making control of The Williams Companies, Inc. (“Williams”) equity method investment in the Aux Sable gas processing plant and related business was transferred from its Midstream segment to its Power segment.

     Included here are the restated consolidated financial statements and schedule of Williams as of December 31, 2003 and 2002, and for the three years ended December 31, 2003 and the related report of independent registered public accounting firm, and the restated unaudited consolidated financial statements as of June 30, 2004, March 31, 2004 and December 31, 2003, and for the six month periods ended June 30, 2004 and 2003 and the three month periods ended June 30, 2004 and 2003 and March 31, 2004 and 2003. In addition, certain other exhibits labeled below as “restated” have been restated to reclassify the results of operations of Aux Sable from our Midstream segment to our Power segment.

     This Current Report on Form 8-K is being filed as a revision to our Annual Report on Form 10-K for the fiscal year ended December 31, 2003, as restated and amended; our Quarterly Report on Form 10-Q for the three months ended March 31, 2004, as restated and amended; and our Quarterly Report on Form 10-Q for the three and six months ended June 30, 2004, as amended. Unless the passage of time has rendered incorrect as of the time of its original filing any other information contained in the original Form 10-K or Form 10-Q, such information has not been updated in this Form 8-K. To update all other information, we hereby incorporate by reference herein all information contained in our Quarterly Reports on Form 10-Q for the quarter ended March 31, 2004, June 30, 2004 and September 30, 2004, other than the financial statements and related footnotes thereto contained in such Form.

Item 9.01. Financial Statements and Exhibits.

(a) None

(b) None

(c) Exhibits

Exhibit 23	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

Exhibit 99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the year ended December 31, 2003 compared to the year ended December 31, 2002 and the year ended December 31, 2002 compared to the year ended December 31, 2001 (Restated)

Exhibit 99.2	Financial Statements and Supplementary Data, including Consolidated Financial Statements as of December 31, 2003 and 2002 and for the three years ended December 31, 2003, Supplementary Data and Schedule II — Valuation and Qualifying Accounts (Restated), with Report of Ernst & Young LLP, Independent Registered Public Accounting Firm.

Exhibit 99.3	Financial Statements, including the Consolidated Financial Statements as of March 31, 2004 and December 31, 2003 and for the three-month periods ended March 31, 2004 and 2003 (Restated)

Exhibit 99.4	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three months ended March 31, 2004 compared to the three months ended March 31, 2003 (Restated)

Exhibit 99.5	Financial Statements, including the Consolidated Financial Statements as of June 30, 2004 and December 31, 2003 and for the three month and six month periods ended June 30, 2004 and 2003 (Restated)

Exhibit 99.6	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three and six months ended June 30, 2004 compared to the three and six months ended June 30, 2003 (Restated)

     Certain matters discussed in this report, excluding historical information, include forward-looking statements — statements that discuss Williams’ expected future results based on current and pending business operations. Williams makes these forward-looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995.

     Forward-looking statements can be identified by words such as “anticipates,” “believes,” “expects,” “planned,” “scheduled” or similar expressions. Although Williams believes these forward-looking statements are based on reasonable assumptions, statements made regarding future results are subject to a number of assumptions, uncertainties and risks that may cause future results to be materially different from the results stated or implied in this document. Additional information about issues that could lead to material changes in performance is contained in Williams’ 2003 Form 10-K.

     Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.
Date: November 5, 2004	/s/ Gary R. Belitz
	Name:	Gary R. Belitz
	Title:	Controller (Duly Authorized Officer and Principal Accounting Officer)

INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION
Exhibit 23	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

Exhibit 99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations for year ended December 31, 2003 compared to the year ended December 31, 2002 and the year ended December 31, 2002 compared to the year ended December 31, 2001 (Restated)

Exhibit 99.2	Financial Statements and Supplementary Data, including Consolidated Financial Statements as of December 31, 2003 and 2002 and for the three years ended December 31, 2003, Supplementary Data and Schedule II — Valuation and Qualifying Accounts (Restated), with Report of Ernst & Young LLP, Independent Registered Public Accounting Firm

Exhibit 99.3	Financial Statements, including the Consolidated Financial Statements as of March 31, 2004 and December 31, 2003 and for the three-month periods ended March 31, 2004 and 2003 (Restated)

Exhibit 99.4	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three months ended March 31, 2004 compared to the three months ended March 31, 2003 (Restated)

Exhibit 99.5	Financial Statements, including the Consolidated Financial Statements as of June 30, 2004 and December 31, 2003 and for the three-month and six-month periods ended June 30, 2004 and 2003 (Restated)

Exhibit 99.6	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three and six months ended June 30, 2004 compared to the three and six months ended June 30, 2003 (Restated)